UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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Tradeweb Markets Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
TRADEWEB MARKETS INC. 2023 Annual Meeting Vote by May 14, 2023 11:59 PM ET

TRADEWEB MARKETS INC. 1177 AVENUE OF THE AMERICAS NEW YORK, NY 10036

V04735-P86221

You invested in TRADEWEB MARKETS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 15, 2023.

Get informed before you vote

View the Annual Report and Notice & Proxy Statement online OR you can receive a free paper or email copy of the proxy material(s) by requesting such copy prior to May 1, 2023. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of proxy materials.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

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  THIS IS NOT A VOTABLE BALLOT

    This is an overview of the more complete proxy materials, which contain important information and are available on the Internet.

    We encourage you to access and review the proxy materials

    before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Election of Directors

	Nominees:	For All
01) Troy Dixon 02) Scott Ganeles 03) Catherine Johnson 04) Murray Roos

2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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